================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported)   July 27, 2001
                                                       -----------------

ABN AMRO MORTGAGE CORPORATION (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 2001 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass- Through Certificates Series 2001-4)


                   ABN AMRO Mortgage Corporation Series 2001-4
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


         333-85443-10                                363886007
------------------------------      --------------------------------------------
   (Commission File Number)             (I.R.S. Employer Identification No.)



      135 South LaSalle Street
      Suite 925                                        60603
      Chicago, Illinois
--------------------------------------------------------------------------------
      (Address of Principal Executive Offices)       (Zip Code)


                                  312-904-2000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                181 West Madison Street, Chicago, Illinois 60602
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


================================================================================

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

      Description of the Certificates and the Mortgage Pool.

      On July 27, 2001, a single series of certificates, entitled ABN AMRO Mortgage Corporation, Mortgage Pass- Through Certificates, Series 2001-4 (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of July 1, 2001, among ABN AMRO Mortgage Corporation, as depositor (the "Depositor"), Washington Mutual Mortgage Securities Corp., as servicer and State Street Bank and Trust Company, as trustee. The Certificates consist of twenty-two classes identified as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class A-4 Certificates", the "Class A-5 Certificates", the "Class A-6 Certificates", the "Class A-7 Certificates", the "Class A-8 Certificates", the "Class A-9 Certificates", the "Class A-10 Certificates", the "Class A-11 Certificates", the "Class A-12 Certificates", the "Class A-13 Certificates", the "Class A-X Certificates", the "Class A-P Certificates", the "Class M Certificates", the "Class B-1 Certificates", the "Class B-2 Certificates", the "Class B-3 Certificates", the "Class B-4 Certificates", the "Class B-5 Certificates" and the "Class R Certificates", respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one-to four-unit residential first mortgage loans (the "Mortgage Loans"), having as of the close of business on July 1, 2001 (the "Cut-off Date"), an aggregate principal balance of approximately $343,394,509 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Depositor acquired the Trust Fund assets from Washington Mutual Mortgage Securities Corp. ("WAMU") pursuant to a Mortgage Loan Purchase Agreement (the "Mortgage Loan Purchase Agreement") dated July 27, 2001, attached hereto as Exhibit 4.2, between WAMU as seller and the Depositor as purchaser. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-X, Class A-P, Class M, Class B-1, Class B-2 Certificates and Class R Certificates were publicly offered, as described in a Prospectus, dated October 12, 1999, and a Prospectus Supplement, dated July 26, 2001, pursuant to an Underwriting Agreement (the "Underwriting Agreement") dated July 26, 2001, attached hereto as Exhibit 1.1, among the Depositor, ABN AMRO North America, Inc. ("AANA"), Credit Suisse First Boston Corporation ("CSFB") and ABN AMRO Incorporated ("AAI") (CSFB and AAI being referred to herein, collectively, as the "Underwriters") and the Terms Agreement (the "Terms Agreement") dated July 26, 2001, attached hereto as Exhibit 1.2, among the Depositor, AANA and the Underwriters. The Depositor sold the Class B-3, Class B-4 and Class B-5 Certificates to CSFB as initial purchaser (in such capacity, the "Initial Purchaser") pursuant to a purchase agreement dated July 27, 2001, among the Depositor, AANA and the Initial Purchaser.

      Each Class of Certificates will have an approximate initial certificate principal balance ("Certificate Balance") or a certificate notional balance ("Notional Amount"). The Class A-1 Certificates have an approximate initial aggregate Certificate Balance of $41,621,000.00. The Class A-2 Certificates have an approximate initial aggregate Notional Amount of $1,541,519.00. The Class A-3 Certificates have an approximate initial aggregate Certificate Balance of $2,430,000.00. The Class A-4 Certificates have an approximate initial aggregate Certificate Balance of $32,784,900.00. The Class A-5 Certificates have an approximate initial aggregate Certificate Balance of $10,672,000.00. The Class A-6 Certificates have an approximate initial aggregate Certificate Balance of $14,800,000.00. The Class A-7 Certificates have an approximate initial aggregate Certificate Balance of $4,125,000.00. The Class A-8 Certificates have an approximate initial aggregate Certificate Balance of $4,125,000.00. The Class A-9 Certificates have an approximate initial aggregate Certificate Balance of $170,175,000.00. The Class A-10 Certificates have an approximate initial aggregate Certificate Balance of $6,245,000.00. The Class A-11 Certificates have an approximate initial aggregate Certificate Balance of $27,017,000.00. The Class A-12 Certificates have an approximate initial aggregate Certificate Balance of $15,900,000.00. The Class A-13 Certificates have an approximate initial aggregate Certificate Balance of $228,000.00. The Class A-X Certificates have an approximate initial aggregate Notional Amount of $422,311.00. The Class A-P Certificates have an approximate initial aggregate Certificate Balance of $1,596,125.00. The Class M Certificates have an approximate initial aggregate Certificate Balance of $5,838,000.00. The Class B-1 Certificates have an approximate initial aggregate Certificate Balance of $2,232,000.00. The Class B-2 Certificates have an approximate initial aggregate Certificate Balance of $1,374,000.00. The Class B-3 Certificates have an approximate initial aggregate Certificate Balance of $1,030,000.00. The Class B-4 Certificates have an approximate initial aggregate Certificate Balance of $515,000.00. The Class B-5 Certificates have an approximate initial aggregate Certificate Balance of $686,384.04. The Class R Certificates have an initial aggregate Certificate Principal Balance of $100.

Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibits


EXHIBIT
  NO.       DOCUMENT DESCRIPTION
-------     --------------------
1.1         Underwriting Agreement, dated as of July 26, 2001, among ABN AMRO
            Mortgage Corporation, ABN AMRO North America, Inc., ABN AMRO
            Incorporated and Credit Suisse First Boston Corporation.

1.2 Terms Agreement, dated July 26, 2001, among ABN AMRO Mortgage Corporation, ABN AMRO North America, Inc., ABN AMRO Incorporated and Credit Suisse First Boston Corporation.

4.1 Pooling and Servicing Agreement, dated as of July 1, 2001, among ABN AMRO Mortgage Corporation as depositor, Washington Mutual Mortgage Securities Corp. as servicer, and State Street Bank and Trust Company as trustee.

4.2 Mortgage Loan Purchase Agreement, dated as of July 27, 2001, between Washington Mutual Mortgage Securities Corp. as seller and ABN AMRO Mortgage Corporation as purchaser.

                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ABN AMRO MORTGAGE CORPORATION

                                                (Registrant)




Dated: July 27, 2001                       By:   /s/   Maria Fregosi
                                               --------------------------
                                               Name:   Maria Fregosi
                                               Title:  Vice-President

                               INDEX TO EXHIBITS



EXHIBIT
  NO.       DOCUMENT DESCRIPTION
-------     --------------------
1.1         Underwriting Agreement, dated as of July 26, 2001, among ABN AMRO
            Mortgage Corporation, AANA, ABN AMRO Incorporated and Credit Suisse
            First Boston Corporation.

1.2 Terms Agreement, dated July 26, 2001, among ABN AMRO Mortgage Corporation, AANA, ABN AMRO Incorporated and Credit Suisse First Boston Corporation.

4.1 Pooling and Servicing Agreement, dated as of July 1, 2001, among ABN AMRO Mortgage Corporation as depositor, Washington Mutual Mortgage Securities Corp. as servicer, and State Street Bank and Trust Company as trustee.

4.2 Mortgage Loan Purchase Agreement, dated as of July 27, 2001, between Washington Mutual Mortgage Securities Corp. as seller and ABN AMRO Mortgage Corporation as purchaser.